Exhibit 99.1

Notable’s Volasertib Development Program to

Improve the Standard of Care for Patients with Acute Myeloid Leukemia

Reflecting Notable Labs Corporate Overview Deck of July 2024 incl. Scientific References

https://notablelabs.com/investor-presentation/notable-corporate-presentation

●	Acute Myeloid Leukemia, AML, is a Devastating, Life-Threatening Disease that Replaces Normal Blood and Bone Marrow Cells with Leukemia Cells

○	AML is a disease of the bone marrow originating from the malignant transformation of precursors of white blood cells. Leukemia cells (blasts) rapidly outgrow the normal elements of the bone marrow (white blood cells, red blood cells, and platelets), resulting in the predominance of leukemia cells in bone marrow and blood (“leukemia” = “white blood”) and low counts of normal white cells (neutropenia), red cells (anemia), and platelets (thrombocytopenia).
○	Because of this, patients with AML are at an increased risk of infections and bleeding.

●	Treatment Outcomes are Poor for >50% of Patients with AML (Slide 4, Ref. 1-5; Slide 16, Ref. 1-9)

○	Only a minority of AML patients can undergo bone marrow transplantation (BMT) due to lack of a suitable donor or other medical conditions the patient may have. BMT is an aggressive treatment that can lead to cure but carries a substantial risk including death from treatment effects.
○	Other patients are left with non-curative options. If patients do not respond to first-line therapy, or relapse after first-line therapy, available treatment options generally deliver an approximately 15% or less response rate. Patients typically relapse after first-line treatment within 1-2 years.

●	Successful AML Treatment is Associated by Neutropenia and Infections and Requires Modern Supportive Care and the Prevention of Infections (References on slide below)

○	Leukemia treatments eliminate leukemia blasts (on-target effect) and thus allow normal marrow to regrow and regenerate white cells, red cells and platelets. Since leukemia blasts and normal blood precursor cells share similarities, leukemia treatments also reduce normal blood cells in which a patient’s immunity is reduced due to low white cell counts (neutropenia).
○	This makes the continued and consistent use of modern anti-infectious prophylaxis (antibiotics including antibacterial, antifungal, and possibly antiviral agents) critical. Otherwise, patients will get infections and may die from them – despite the treatment’s success of eliminating leukemia cells.

Febrile Neutropenia is a Common and Manageable On-Target* Event in R/R AML

Percent of Patients with Febrile Neutropenia
100
90
80
70
60
50
40
30
20
10
0
42
47
47
47
54
58
57
91**
99
99
Venetoclax (1)
IDAC (2)
IDAC (3)
Comp (4)
BI Ph2 (5)
BI Ph3 (6)
MEC (7)
Ida-FLAG (8)
HiDAC (9)
Intensive Chemotherapies

Notable

*On-target event: Neutropenia is an intended event since the treatment is targeting and eliminating leukemia cells which are white blood cells (neutrophils)

1. DiNardo et al, NEJM 2020
2. CLASSIC I: Faderl et al, JCO 2012
3. VALOR: Ravandi et al, Lancet Oncol 2015
4. ADMIRAL Trial: Perl et al, NEJM 2019
5. Doehner et al, Blood 2014
6. Doehner et al, HemaSphere 2021
7. Amadori et al, JCO 1991 (**91% had infections or fever)
8. Westhus et al, Leuk Lymph 2019
9. Herzig et al, Blood 1983 ("nearly universal")

1

●	To improve the outcomes for patients with relapsed/refractory AML (R/R AML) and make an effective treatment available quickly, Notable in-licensed and develops Volasertib

○	Leverages extensive previous development by Boehringer Ingelheim and Notable’s Predictive Medicine Platform
○	Volasertib, a PLK-1 inhibitor, has shown pre-clinical and clinical activity and clinical potential across blood cancers and solid tumors (Slide 18; Doehner Blood 2014/HemaSphere 2021, Schoeffski Eur J Can 2012, Awada Inv New Drugs 2015)

Non-confidential, public information

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Boehringer Ingelheim’s (BI) Volasertib Development Results are Intriguing

●	Volasertib’s AML Phase 2 trial in the US/Europe delivered an approximately 30% response rate and durable responses with a statistically significant overall survival benefit (Slides 18, 19)

○	BI’s survival result is very intriguing for two reasons. First, the survival advantage of the ~30% who responded led to a statistically significant survival benefit versus the control arm across the trial.
○	The statistically significant survival effect was demonstrated even though the trial was relatively small with 87 patients, reinforcing the magnitude and robustness of the survival advantage.

●	Volasertib’s worldwide Phase 3 trial reproduced ~30% response rate but not a durable responses nor overall survival benefit for two reasons (Slides 18, 19)

Boehringer Ingelheim Volasertib Front Line AML Clinical Summary

753 AML Patients Across Phase 2 and Phase 3 Trials

Treatment[1]: LDAC + Fixed/Flat Dose Volasertib Vs. LDAC + Placebo

Phase 2 (US/Western Europe)[3]

- Volasertib arm
- CR + Cri**: 31%; durable remissions, some >2 years
- 8.0 months median overall survival (significant benefit)

Phase 3 (Worldwide)[4]

- Volasertib arm
- CR + CRi: 27.7%
- 5.6 months median overall survival (no significant difference)

Inconsistent Antibiotic Prophylaxis /Management

Notable

[1] LDAC: low dose ara-c
[2] CR: complete remission; Cri: CR with incomplete hematologic recovery

[3] Doehner et al, Blood 2014
[4] Doehner et al, HemaSphere 2021

18

●	BI’s post hoc analysis demonstrated that inconsistent antibiotic prophylaxis in the global Phase 3 trial were likely key factors to infections and patient withdrawal (Slides and ref. 18, 19)

○	Patients with non-Western standard antibiotic prophylaxis were more likely to experience, infections, infectious complications and subsequent withdraw from the global study or death.
○	This appeared pronounced in smaller, lighter patients who received more Volasertib dosing relative to their body weight than heavier patients (in BI’s Phase 2 and Phase 3 trials, all patients received the same “fixed/flat” dose). Patients in Western countries have higher average body weight than in South America or India, regions that participated in the Phase 3 but not Phase 2 trial.
○	Based on the post hoc analysis, Western standard antibiotic prophylaxis plus patient-tailored dosing could have overcome the challenges seen in its Phase 3 trial and have the potential to not only reproduce the Phase 2 results but also to enhance the ~30% response rate and overall survival.
○	Tailored dosing of cancer treatment is typical in oncology.

●	BI continued its Volasertib program with FDA-supported AML study including Western standard antibiotic prophylaxis + patient-tailored dosing (Slide 20)

○	BI began subsequent Phase 2 trials in AML and MDS and amended them to mandate Western standard antibiotic prophylaxis and tailored dosing based on the patient’s body surface area (BSA).
○	The trials received FDA clearance, started patient enrollment, but were discontinued when BI shifted resources to other therapeutic areas.
○	BI’s data enables Notable’s opportunity to complete Volasertib’s development, leveraging the extensive pre-work of BI and Notable’s platform to focus on the patients most likely to respond.

Non-confidential, public information

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BI Phase 3 Post Hoc Analysis Triggered Enhanced BI Trial at MDACC

Discovery
Pre-Clinical
Phase 1
Phase 2
Phase 3

Phase 3 Post Hoc Analysis

- Clinical responses across all risk groups, including high risk (complex cytogenetics; p17/TP53)
- Inconsistent antibiotic prophylaxis: febrile neutropenia, infections, including grade 5 infections
- Infections especially increased in patients with low body surface area (BSA) due to Volasertib fixed dosing*

Enhanced BI Trial**

(FDA-cleared)

Enhanced
Phase 2
Antibiotics
BSA-dosing

Prophylactic Antibiotics to reproduce Ph2 profile
BSA-Dosing to further increase benefits

Notable

* Fixed dosing: all patients receive the same cancer treatment dose regardless of size of weight
** At MD Anderson Cancer Center, Yale University, Washington University

20

●	Notable’s Phase 2 trial design adopts BI’s enhancements and adds Notable’s Predictive Medicine Platform (PMP) to further increase patient outcomes (Slide 22)

○	Notable’s Phase 2 trial design is mitigating risk at several levels:
○	Antibiotic Prophylaxis: Notable’s trial mandates Western standard infectious prevention/antibiotics and is to be conducted in experienced leukemia centers in the US (NCCN guidelines: Prevention of cancer treatment related infections, version 1.2024; nccn.org)
○	Tailored Dosing: Notable’s trial design adopts tailored dosing by body surface area, as per FDA-supported conclusions in BI’s post hoc analysis, thereby reducing the risk of overdosing patients.
○	PMP Platform: To further increase Volasertib clinical response rates and patient outcomes, Notable’s Phase 2 trial will selectively enroll patients predicted to respond by the PMP.

Notable's Phase 2 Further Enhanced By PMP Patient Selection

Key Inclusion Criteria
- Confirmed AML
- Ineligible for intensive chemo
- 1-3 failed treatments

Part 1
Antibiotics
BSA-Dosing

Part 2
Antibiotics
BSA-Dosing

Selection by PMP-Platform:
Enroll the Most Volasertib-Sensitive Patients

Goal Part 1:
Prophylactic Antibiotics/BSA-Dosing Tolerability Data
- Volasertib 170mg/m^2 (Day 1 of 28d cycle)
- Can be adjusted based on clinical profile
- In combination with Decitabine 20mg/m^2, D1-5

Goal Part 2:
Enrich Volasertib-Responsive Population at Least Two-Fold
- Prepare Phase 3 trial

Notable
All trial sites in the Unites States
22

Non-confidential, public information

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Volasertib’s Treatment Response Pattern on the Predictive Medicine Platform (PMP) is Consistent with Pattern of 11 AML Treatments in Clinical Trials

●	Notable’s PMP Demonstrated an Average 97% Predictive Precision for 11 AML Treatments in Published Clinical Trials (Slides and ref. 12-13)

○	These trials used patient samples to predict a patient’s clinical response using PMP, and these PMP results were then compared to the actual patient outcomes.
○	97% of patients PMP-classified as predicted responders did clinically respond to their actual cancer treatment (PPV of 0.97 reflects a 97% predictive precision/response rate in a clinical trial).
○	These trials were conducted at recognized, high-quality cancer centers such as Stanford University, MD Anderson Cancer Center, and Texas Children’s Hospital.

97% Predicted Responders Achieved Clinical Response Across 4 Validation Trials

Clinical Non-Responder | Clinical Responder | Predicted Responders

100%* (N=21)

3
2
1
0
-1
-2
-3

Stanford University

Myelodysplastic Syndromes, MDS

Blood Adv (2020) 4 (12): 2768–2778. Mean PPV 0.92, 95% CI [0.69-1.0]†

83%* (N=9)

20
10
0
-10
-20

MD Anderson Cancer Center

Acute Myeloid Leukemia, AML

ASH Poster (2021) https://notablelabs.com/category/scientific-poster/ Mean PPV 0.80, 95% CI [0.50-1.0]†

100%* (N=10)

2
1
0
-1
-2

Texas Children's Hospital

Pediatric AML

Blood (2021) 138 (Supplement 1): 2361. Mean PPV 1.0, 95% CI [1.0-1.0]†

100%* (N=18)

3
2
1
0
-1
-2
-3

Washington University

AML (Cohort A)

100%* (N=13)

3
2
1
0
-1
-2
-3

Washington University

MDS + AML (Cohort B)

AACR 2023 – Cancer Res (2023) 83 (7_Supplement): 4342. A: Mean PPV 1.0, 95% CI [1.0-1.0]; B: Mean PPV 0.86, 95% CI [0.63-1.0]†

Notable

* Response Rate reflects direct Positive Predictive Value (PPV)/Predictive Precision

† Values reflect statistical bootstrapping methodology

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●	PMP Identified 19/41 Highly Volasertib-Sensitive Samples from Patients with AML (Slide 14)

○	The performance of PMP in potentially identifying volasertib-sensitive patients was assessed on a cohort of 41 patient samples (bone marrow and/or peripheral blood)
○	A subgroup of patient samples demonstrated high-sensitivity to volasertib (green box)
○	Importantly, samples from relapsed/refractory AML patients demonstrated similar sensitivity to volasertib when compared to newly diagnosed, de novo AML patient samples
○	Based on these data from Volasertib on AML patient samples, and the translation of such data into actual treatment response with 11 other AML treatments, Notable expects a positive clinical outcome of its Phase 2 Volasertib trial.

Volasertib: Strong Predictive PMP Performance Further De-Risks Program

Least sensitive
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
Notable Score
Most sensitive
De Novo AML
R/R AML
Not Specified
Highly Volasertib-sensitive
(n=19 of 41)

Highly sensitive samples included 50% of R/R AML patients

Notable

Presented at AACR 2024, San Diego, CA "Guided by a predictive ex vivo test: bringing the PLK1 inhibitor volasertib back into the clinic for relapsed/refractory acute myeloid leukemia patients"
AACR 2024, abstract published in Cancer Res (2024) 84 (6_Supplement): 5178

14

Non-confidential, public information

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●	In R/R AML, A Mere 30% Response Rate by Volasertib Would Meaningfully Exceed Today’s Standard of Care (Slide 6)

○	In order to double the ~15% response rates of today’s R/R AML treatments, Notable’s PMP would only have to achieve a 30% predictive precision, or response rate. As 11 other treatments tested on Notable’s PMP correctly classified 97% of the clinical responders as predicted responders, this appears feasible.

We Aim to Deliver Better and More Predictable Outcomes for Patients

Precision Medicine (one-dimensional)

- Targets genomic mutations
- Only 15% cancer patients carry actionable mutations
- Response rate often low (considers only genetic mutations)

Complete Response Rate (composite)
100
80
60
40
20
0
IDAC[1]
IDAC[2]
Comp[3]
Comp[4]
Comp[5]
Average

Example: R/R AML

Paradigm Shift

Predictive Medicine (multi-dimensional)

- Interrogates functional cancer cell biology
- Unconstrained by actionable genetic mutations
- Predicted response rate higher (considers numerous factors)

Complete Response Rate (composite)
100
80
60
40
20
0
Notable Target RR
2x SoC
IDAC[1]
IDAC[2]
Comp[3]
Comp[4]
Comp[5]
Average
NTBL

1. CLASSIC I: Faderl et al, JCO 2012
2. VALOR: Ravandi et al, Lancet Oncol 2015
3. Enasidenib: De Button et al, Blood 2023
4. ADMIRAL Trial: Perl et al, NEJM 2019
5. Maiti et al, Haematologica 2021

Notable 6

●	Therefore, Volasertib’s development program for patients with R/R AML not only has the potential of creating substantial medical and commercial value, but includes risk mitigation through enhanced trial design and the use of PMP

Non-confidential, public information

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Forward Looking Statements: This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding Notable Labs, Ltd.’s (“Notable”) future operations and goals; the potential benefits of any product candidates or platform technologies of Notable; the timing of any clinical milestones of Notable’s therapeutic candidates; the cash runway of the company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Notable’s control. Notable’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) uncertainties associated with Notable’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (ii) risks related to the inability of Notable to obtain sufficient additional capital to continue to advance these product candidates and any preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) risks associated with Notable’s future financial and operating results, including its ability to become profitable; (vi) Notable’s ability to retain key personnel; (vii) Notable’s ability to manage the requirements of being a public company; (viii) Notable’s ability to obtain orphan drug designation, and the associated benefits, for any of its drug candidates; (ix) Notable’s inability to obtain regulatory approval for any of its drug candidates; (x) changes in, or additions, to international, federal, state or local legislative requirements, such as changes in or additions to tax laws or rates, pharmaceutical regulations, and other regulations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in the Annual Report on Form 10-K of Notable Labs, Ltd. for the year ended December 31, 2023, and in other subsequent filings with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Notable expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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